                                                                         (a)(23)

                                AMENDMENT NO. 22
                  TO AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

     THIS AMENDMENT NO. 22 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of May 30, 2008, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

     WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

     WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to establish one additional class for ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund and ING International SmallCap Multi-Manager Fund to be known as follows:

          ING Diversified International Fund - Class O
          ING Global Bond Fund - Class O
          ING Greater China Fund - Class O
          ING International SmallCap Multi-Manager Fund - Class O

     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

     "The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

Series                                          Classes
------                                          -------
ING Asia-Pacific Real Estate Fund               ING Asia-Pacific Real Estate Fund - Class A
                                                ING Asia-Pacific Real Estate Fund - Class B
                                                ING Asia-Pacific Real Estate Fund - Class C
                                                ING Asia-Pacific Real Estate Fund - Class I

ING Disciplined International SmallCap Fund     ING Disciplined International SmallCap Fund - Class A
                                                ING Disciplined International SmallCap Fund - Class B

Series                                          Classes
------                                          -------
                                                ING Disciplined International SmallCap Fund - Class C
                                                ING Disciplined International SmallCap Fund - Class I

ING Diversified International Fund              ING Diversified International Fund - Class A
                                                ING Diversified International Fund - Class B
                                                ING Diversified International Fund - Class C
                                                ING Diversified International Fund - Class I
                                                ING Diversified International Fund - Class O
                                                ING Diversified International Fund - Class R
                                                ING Diversified International Fund - Class W

ING Emerging Countries Fund                     ING Emerging Countries Fund - Class A
                                                ING Emerging Countries Fund - Class B
                                                ING Emerging Countries Fund - Class C
                                                ING Emerging Countries Fund - Class I
                                                ING Emerging Countries Fund - Class Q
                                                ING Emerging Countries Fund - Class W

ING Emerging Markets Fixed Income Fund          ING Emerging Markets Fixed Income Fund - Class A
                                                ING Emerging Markets Fixed Income Fund - Class B
                                                ING Emerging Markets Fixed Income Fund - Class C
                                                ING Emerging Markets Fixed Income Fund - Class I

ING European Real Estate Fund                   ING European Real Estate Fund - Class A
                                                ING European Real Estate Fund - Class B
                                                ING European Real Estate Fund - Class C
                                                ING European Real Estate Fund - Class I

ING Foreign Fund                                ING Foreign Fund - Class A
                                                ING Foreign Fund - Class B
                                                ING Foreign Fund - Class C
                                                ING Foreign Fund - Class I
                                                ING Foreign Fund - Class Q
                                                ING Foreign Fund - Class W

ING Global Bond Fund                            ING Global Bond Fund - Class A
                                                ING Global Bond Fund - Class B
                                                ING Global Bond Fund - Class C
                                                ING Global Bond Fund - Class I

Series                                          Classes
------                                          -------
                                                ING Global Bond Fund - Class O

ING Global Equity Dividend Fund                 ING Global Equity Dividend Fund - Class A
                                                ING Global Equity Dividend Fund - Class B
                                                ING Global Equity Dividend Fund - Class C
                                                ING Global Equity Dividend Fund - Class I
                                                ING Global Equity Dividend Fund - Class O
                                                ING Global Equity Dividend Fund - Class W

ING Global Natural Resources Fund               ING Global Natural Resources Fund - Class A
                                                ING Global Natural Resources Fund - Class B
                                                ING Global Natural Resources Fund - Class C
                                                ING Global Natural Resources Fund - Class I
                                                ING Global Natural Resources Fund - Class Q
                                                ING Global Natural Resources Fund - Class W

ING Global Real Estate Fund                     ING Global Real Estate Fund - Class A
                                                ING Global Real Estate Fund - Class B
                                                ING Global Real Estate Fund - Class C
                                                ING Global Real Estate Fund - Class I
                                                ING Global Real Estate Fund - Class O
                                                ING Global Real Estate Fund - Class W

ING Global Value Choice Fund                    ING Global Value Choice Fund - Class A
                                                ING Global Value Choice Fund - Class B
                                                ING Global Value Choice Fund - Class C
                                                ING Global Value Choice Fund - Class I
                                                ING Global Value Choice Fund - Class Q

ING Greater China Fund                          ING Greater China Fund - Class A
                                                ING Greater China Fund - Class B
                                                ING Greater China Fund - Class C
                                                ING Greater China Fund - Class I
                                                ING Greater China Fund - Class O

ING Index Plus International Equity Fund        ING Index Plus International Equity Fund - Class A
                                                ING Index Plus International Equity Fund - Class B
                                                ING Index Plus International Equity Fund - Class C

Series                                          Classes
------                                          -------
                                                ING Index Plus International Equity Fund - Class I
                                                ING Index Plus International Equity Fund - Class O

ING International Capital Appreciation Fund     ING International Capital Appreciation Fund - Class A
                                                ING International Capital Appreciation Fund - Class B
                                                ING International Capital Appreciation Fund - Class C
                                                ING International Capital Appreciation Fund - Class I

ING International Equity Dividend Fund          ING International Equity Dividend Fund - Class A
                                                ING International Equity Dividend Fund - Class B
                                                ING International Equity Dividend Fund - Class C
                                                ING International Equity Dividend Fund - Class I
                                                ING International Equity Dividend Fund - Class W

ING International Growth Opportunities Fund     ING International Growth Opportunities Fund - Class A
                                                ING International Growth Opportunities Fund - Class B
                                                ING International Growth Opportunities Fund - Class C
                                                ING International Growth Opportunities Fund - Class I
                                                ING International Growth Opportunities Fund - Class Q

ING International Real Estate Fund              ING International Real Estate Fund - Class A
                                                ING International Real Estate Fund - Class B
                                                ING International Real Estate Fund - Class C
                                                ING International Real Estate Fund - Class I
                                                ING International Real Estate Fund - Class W

ING International SmallCap Multi-Manager Fund   ING International SmallCap Multi-Manager Fund - Class A

Series                                          Classes
------                                          -------
                                                ING International SmallCap Multi-Manager Fund - Class B
                                                ING International SmallCap Multi-Manager Fund - Class C
                                                ING International SmallCap Multi-Manager Fund - Class I
                                                ING International SmallCap Multi-Manager Fund - Class O
                                                ING International SmallCap Multi-Manager Fund - Class Q
                                                ING International SmallCap Multi-Manager Fund - Class W

ING International Value Choice Fund             ING International Value Choice Fund - Class A
                                                ING International Value Choice Fund - Class B
                                                ING International Value Choice Fund - Class C
                                                ING International Value Choice Fund - Class I

ING International Value Opportunities Fund      ING International Value Opportunities Fund - Class A
                                                ING International Value Opportunities Fund - Class B
                                                ING International Value Opportunities Fund - Class C
                                                ING International Value Opportunities Fund - Class I

ING Russia Fund                                 ING Russia Fund - Class A
                                                ING Russia Fund - Class B
                                                ING Russia Fund - Class C
                                                ING Russia Fund - Class Q"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


/s/ Colleen D. Baldwin                  /s/ J. Michael Earley
-------------------------------------   ----------------------------------------
Colleen D. Baldwin, as Trustee          J. Michael Earley, as Trustee


/s/ John V. Boyer                       /s/ Patrick W. Kenny
-------------------------------------   ----------------------------------------
John V. Boyer, as Trustee               Patrick W. Kenny, as Trustee


/s/ Patricia W. Chadwick                /s/ Shaun P. Mathews
-------------------------------------   ----------------------------------------
Patricia W. Chadwick, as Trustee        Shaun P. Mathews, as Trustee


/s/ Robert W. Crispin                   /s/ Sheryl K. Pressler
-------------------------------------   ----------------------------------------
Robert W. Crispin, as Trustee           Sheryl K. Pressler, as Trustee


/s/ Peter S. Drotch                     /s/ Roger B. Vincent
-------------------------------------   ----------------------------------------
Peter S. Drotch, as Trustee             Roger B. Vincent, as Trustee